SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 15, 2012

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1902, Building C

King Long International Mansion

9 Fulin Road,

Beijing 100107 China

(Address of principal executive offices)

+86 (10) 8494 5799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant held its Annual Meeting of Shareholders on June 15, 2012, at the Registrant’s executive offices located at 1801 King Long International Mansion, 9 Fulin Road, Beijing, China. A total of 2,423,759 of the Registrant’s ordinary shares were present in person or by proxy, representing a quorum of 61.33%. The following tables reflect the certified tabulation of the votes with respect to each proposal submitted to a vote of the Registrant’s shareholders at the Annual Meeting of Shareholders. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1: Election of Directors

To elect the Class II directors nominated by the Nomination Committee of the Registrant’s Board of Directors to serve until the Annual Meeting of Shareholders following the fiscal year ending June 30, 2014. The Class II nominees that received a plurality of the properly cast votes were Hu Jijun and Nelson N.S. Wong, who were thereby elected to the Registrant’s Board of Directors. The tabulation of the certified voting results is as follows:

Nominee	For	Against	Withheld	Broker Non-Votes
Hu Jijun	1,307,320	0	8,253	1,108,186
Nelson N.S. Wong	1,305,040	0	10,533	1,108,186

The Table below shows the composition of the Registrant’s Board of Directors and the Board committees following the Annual Meeting of Shareholders:

Board	Independent	Committees
Yin Shenping	No
Chen Guangqiang	No
Nelson N.S. Wong	Yes	Audit*, Nominating and Compensation
Zhao Shudong	Yes	Audit, Nominating* and Compensation
Hu Jijun	Yes	Audit, Nominating and Compensation*
* Denotes chair of committee

PROPOSAL 2: Ratification of Independent Registered Public Accountant Appointment

To ratify the appointment of Friedman LLP as the Registrant’s independent registered public accountant for the fiscal year ending June 30, 2012. The proposal was approved by a majority vote of 99.28% of the votes cast. The tabulation of the certified voting results is as follows:

For	Against	Abstain	Broker Non-Votes
2,406,529	17,180	50	—

A copy of the press release announcing the results of the Annual Meeting of Shareholders is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1 Press release dated June 18, 2012.

2

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Recon Technology, Ltd

By:	/s/ Yin Shenping
Yin Shenping
Chief Executive Officer

Dated: June 18, 2012

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EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated June 18, 2012.